UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2008

SILVER STATE BANCORP

(Exact name of Registrant as Specified in Charter)

Nevada	001-33592	88-0456212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

(a) On August 1, 2008, Silver State Bancorp (“Company”) issued its earnings press release for the second quarter ended June 30, 2008. A copy of the earnings press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On August 1, 2008, Silver State Bancorp issued a press release announcing the resignation of Corey L. Johnson as President and Chief Executive Officer of the Company and as Chief Executive Officer of Silver State Bank, the Company’s wholly-owned bank subsidiary, effective July 31, 2008. The Company also announced the resignation of Silver State Bancorp’s and Silver State Bank’s Chairman of the Board, Bryan S. Norby, effective July 30, 2008.

The Board of Directors of the Company and of Silver State Bank have appointed Phillip C. Peckman as Chairman of the Board, subject to regulatory approval.

The Company has also named Michael J. Thorell, age 42, as acting Chief Executive Officer and President of the Company and acting Chief Executive Officer of the Bank, subject to regulatory approval. Mr. Thorell had been appointed as Chief Lending Officer and Chief Credit Administration Officer of Silver State Bank in May, 2008. From March, 2008 until April, 2008, Mr. Thorell served as President of the Company’s Arizona region. From January, 2003 until March, 2008, Mr. Thorell had served as the President, Chief Executive Officer and Chairman of the Board of Choice Bank, the Company’s Arizona chartered bank subsidiary. In that capacity, Mr. Thorell oversaw daily operations of all functions throughout the bank and was responsible for all financial reporting, retail banking, human resources duties, lending decisions, marketing, public relations, and establishing non-conforming funding sources. Effective April 1, 2008, Choice Bank merged into Silver State Bank, with the combined bank operating as Silver State Bank.

A copy of the press release is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 8.01.	Other Events.

In an effort to preserve the Company’s capital and improve its capital ratios, on July 30, 2008, the board of directors of Silver State Bancorp elected to defer further interest payments on each of the Company’s series of junior subordinated debt securities relating to the trust preferred securities of Silver State Capital Trust II, Silver State Capital Trust III, Silver State Capital Trust IV, Silver State Capital Trust V and Silver State Capital Trust VI (each an unconsolidated subsidiary of the Company). The Company has the ability under each indenture for the junior subordinated debt securities to defer interest payments for up to 20 consecutive calendar quarters without experiencing a default under the indentures. The deferral provisions for these securities were intended to be exercised during extraordinary times such as the Company is now experiencing. The Company will provide appropriate notice of its election to defer interest payments to the holders of the junior subordinated debt securities.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Earnings press release of Silver State Bancorp dated August 1, 2008.

Exhibit 99.2	Press release of Silver State Bancorp dated August 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer Chief Operating Officer

Dated: August 4, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Press Release of Silver State Bancorp dated August 1, 2008.
99.2	Press Release of Silver State Bancorp dated August 1, 2008.